SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date earliest event reported) April 23, 2002



Commission      Registrant, State of Incorporation,        I.R.S. Employer
File Number     Address and Telephone Number               Identification No.
-----------     ----------------------------               ------------------


1-956           DUQUESNE LIGHT COMPANY                     25-0451600
                (a Pennsylvania corporation)

                411 Seventh Avenue
                Pittsburgh, Pennsylvania 15219
                Telephone (412)393-6000


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ITEM 5.  OTHER EVENTS

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the SEC on March 26, 2002 in Commission File Number 1-10777), and Current Reports on Form 8-K filed with the Commission on January 25, 2002 and April 18, 2002, as such Current Reports related to Ambac Assurance Corporation and subsidiaries, are hereby incorporated by reference in (i) this Current Report on Form 8-K;
(ii) the registration statement (No. 333-72408) of the Registrant; and (iii) the Preliminary Prospectus Supplement dated April 23, 2002 related to the Company's ____% Public Income NotES due ____ (PINES) (First Mortgage Bonds, Series P), and shall be deemed to be part hereof and thereof.

     In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of KPMG LLP to the use of its name in such prospectus supplement. The consent of KPMG LLP is filed herewith as Exhibit 23.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Not applicable
(b)      Not applicable
(c)      Exhibits

     The following documents are filed herewith in accordance with Item 601(b) of Regulation S-K.

         Exhibit No.                          Description
         -----------                          -----------

             23 Consent of KPMG LLP, independent certified public accountants of Ambac Assurance Corporation and subsidiaries


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DUQUESNE LIGHT COMPANY


                                            By:   /s/ Frosina C. Cordisco
                                                  -----------------------
                                                   Frosina C. Cordisco
                                                   Vice President and Treasurer


Dated:  April 23, 2002


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                                  EXHIBIT INDEX
                                  -------------



     Exhibit No.                   Description                          Page
     -----------                   -----------                          ----

         23          Consent of KPMG LLP, independent certified           5
                     public accountants of Ambac Assurance
                     Corporation and subsidiaries